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                                EXHIBIT 10(m)(2)

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                                                                EXHIBIT 10(m)(2)

                             FIRST AMENDMENT TO THE
                     PEOPLES HERITAGE FINANCIAL GROUP, INC.
                              THRIFT INCENTIVE PLAN

         The Peoples Heritage Financial Group, Inc. Thrift Incentive Plan (the "Plan") was last amended and restated effective generally January 1, 1996. The Plan is hereby further amended as set forth herein.

         1. The terms used in this Amendment shall have the meanings set forth in the Plan unless the context indicates otherwise.

         2. Effective January 1, 1996, Section 14.3(d) shall be amended to read in its entirety as follows:

                  "(d) On and after the Plan Affiliation Date, the rights of participants and beneficiaries of participants under the Predecessor Plan shall be determined strictly in accordance with the terms of this Plan; provided that, in accordance with Paragraph (g), each such participant's Predecessor Plan Account shall be invested and reinvested in accordance with the applicable provisions of the Predecessor Plan until the date on which the Predecessor Plan's assets are transferred to the trust under this Plan ("transfer date");"

         3. Effective July 1, 1996, Appendix A shall be amended to refer to Schedule No. 2, relating to the Bank of New Hampshire Corporation Tax Deferred Savings & Investment Plan (the "BONH Plan"), in substantially the same form as attached hereto. Said Schedule shall be prepared by the Plan Administrator to set forth the benefits, rights, and features remaining in effect with respect to a Participant's Predecessor Plan Account attributable to the BONH Plan.

                               * * * * * * * * * *

         IN WITNESS WHEREOF, to record the adoption of this First Amendment as of the effective date stated herein, Peoples Heritage Financial Group, Inc. has caused this instrument to be executed by its duly authorized officer this 31st day of December, 1996.

                                        PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                        By  ___________________________________
                                               Its